September 6, 2006

CAPITAL ADVISORS GROWTH FUND

A Series of the Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
each dated April 30, 2006

On October 30, 2006, Capital Advisors, Inc. (the “Advisor”), advisor to the Capital Advisors Growth Fund (the “Fund”), will restructure its ownership. Richard and Sally Minshall (the “Minshall Family”) will sell a majority of their interest to a group of employees and officers of the Advisor. The group consists of Keith C. Goddard, President and Chief Executive Officer, Richard S. Lofgren, Senior Vice President, Chief Operating Officer and Chief Compliance Officer, G. Andy Brown, Senior Vice President, Lori A. Smith, Senior Vice President and Chief Financial Officer and Jamie L. Wilson, Vice President (the “Officer Group”). After the proposed transaction, the Officer Group will own 85.7% of the Advisor and the Minshall Family will own 14.3% of the Advisor. Keith Goddard, a member of the Officer Group, will own a controlling interest in the Advisor at 51.30%.

The Advisor has announced that no changes are planned to the portfolio management team or investment approach upon completion of the announced transaction. The Fund’s daily operations or management activities are not expected to be affected in any way.

Under the Investment Company Act of 1940, if the transaction is consummated it will result in an “assignment” of the existing investment advisory agreement between the Advisor and the Fund, and, consequently, the automatic termination of the agreement. The Trust’s Board of Trustees will meet on September 12 and 13, 2006 and is expected to approve a new advisory agreement between the Advisor and the Fund, on terms substantially identical to the existing agreement with the Advisor, to be effective on an interim basis upon consummation of the transaction. Shareholders of the Fund will be asked to approve this new advisory agreement following consummation of the transaction, and will receive detailed information about the proposed new advisory agreement arrangement and the transaction in connection with such solicitation of their approval.

The transaction is expected to be completed on October 30, 2006 and is subject to certain customary closing conditions, including a requisite percentage of Capital Advisors, Inc.’s clients consenting to the new ownership structure following the closing (although approval of the new investment advisory agreement with the Advisor by the shareholders of the Fund is not itself a separate condition to closing).

There can be no assurance that the transaction will be completed, and shareholders are not being asked to take any action at this time.

Please retain this Supplement with your Prospectus.
The date of this Supplement is September 6, 2006.